UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED

IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IDEXX Laboratories, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

IDEXX LABORATORIES, INC.

To Be Held On:

May 7, 2014 at 10:00 AM (Local Time)

IDEXX Laboratories, Inc., One IDEXX Drive, Westbrook, Maine

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/22/14.

Please visit www.idexx.com/proxymaterials, where the following materials are available for view:

Notice of 2014 Annual Meeting of Stockholders Proxy Statement Annual Report Form of Electronic Proxy Card

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.idexx.com/proxymaterials to view the materials and to obtain the toll-free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors. To elect the three Class II directors listed in the attached proxy statement for three-year terms (Proposal One);		2. Advisory Vote to Approve Executive Compensation. To approve a nonbinding advisory resolution on the Company’s executive compensation (Proposal Two);

NOMINEES:	Thomas Craig Rebecca M. Henderson, PhD Sophie V. Vandebroek, PhD

3.     Adoption of the IDEXX Laboratories, Inc. 2014 Incentive Compensation Plan. To approve the adoption of the Company’s 2014 Incentive Compensation Plan (Proposal Three);

4.     Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year (Proposal Four); and

5.     Other Business. To conduct such other business as may properly come before the 2014 Annual Meeting or any adjournments or postponements thereof, including approving any such adjournment or postponement, if necessary.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions above to view the materials and vote online or request printed copies. The items to be voted on are listed above.

Please note that you cannot use this notice to vote by mail.